UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)                                                                                     May 15, 2013

BIG TREE GROUP, INC.
(Exact name of registrant as specified in its charter)

Colorado (State or other jurisdiction of incorporation)	0-27845 (Commission File Number)	90-0287423 (IRS Employer Identification No.)

South Part 1-101, Nanshe Area, Pengnan Industrial Park, North Yingbinbei Road, Waisha Town, Longhu District, Shantou, Guangdong, China	515023
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(86) 754 83238888

not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02         Results of Operations and Financial Condition.

On May 15, 2013 Big Tree Group, Inc. issued a press release announcing its financial results for fiscal year 2012 ended December 31, 2012. A copy of this press release is included as Exhibit 99.1 to this report.

Pursuant to General Instruction B.2 of Form 8-K, the information in this Item 2.02 of Form 8-K, including Exhibit 99.1, is being furnished pursuant to Item 2.02 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise be subject to the liabilities of that section, nor is it incorporated by reference into any filing of Big Tree Group, Inc. under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 7.01         Regulation FD Disclosure.

 As disclosed in Item 2.02 above, on May 15, 2013 Big Tree Group, Inc. issued a press release announcing its financial results for the fiscal year 2012 ended December 31, 2012. A copy of this press release is included as Exhibit 99.1 to this report.

 Pursuant to General Instruction B.2 of Form 8-K, the information in this Item 7.01 of Form 8-K, including Exhibit 99.1, is being furnished pursuant to Item 7.01 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise be subject to the liabilities of that section, nor is it incorporated by reference into any filing of Big Tree Group, Inc. under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01         Financial Statements and Exhibits.

Exhibit No	Description

99.1	Press release dated May 15, 2013.

0SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.

Big Tree Group, Inc.

Date: May 15, 2013	By: /s/ Wei Lin
Wei Lin, Chief Executive Officer and Chairman of the Board of Directors